SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 18, 1996


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                 68-0306514
(State or other                (Commission            (I.R.S. Employer
jurisdiction of                File Number)          Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:    (510) 283-8910









Item 5.  Other Events

        On December 18, 1996, Bedford Property Investors, Inc. (the Company) acquired O'Toole Business Center, a 122,000 square foot service center/flex project located in San Jose, California, from AB REO IV, L.L.C. for $9,520,000. On December 31, 1996, the Company acquired the Signal Building, a 109,000 square foot research and development build ing located in San Diego, California, from Scientific-Atlanta, Inc., for $9,350,000.

        The acquisitions were financed with borrowings from the Company's credit facility with Bank of America.

Item 7, Financial Statement and Exhibits

(a) and (b) Financial Statements and Pro Forma Financial Information
            Required financial information with respect to the acquisitions of O'Toole Business Center and Signal Building will be filed by amendment to this Form 8-K within sixty
            (60) days of the date of this report.

     (c)    Exhibits

            None

     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                       By:  /s/ Donald A. Lorenz
                            Donald A. Lorenz
                            Executive Vice President and
                            Chief Financial Officer

Date:  January 9, 1997